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                                                              SECURITY AGREEMENT








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                      EXHIBIT D TO PARTICIPATION AGREEMENT

               FORM OF SECURITY AGREEMENT AND ASSIGNMENT OF LEASE

                            dated as of May 28, 1999

                                     between

                     FIRST SECURITY TRUST COMPANY OF NEVADA,
                    not in its individual capacity but solely
                                   as Trustee,

                                       and

                         HELLER FINANCIAL LEASING, INC.,
                                    as Agent






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                                                              SECURITY AGREEMENT


                   SECURITY AGREEMENT AND ASSIGNMENT OF LEASE

         THIS SECURITY AGREEMENT AND ASSIGNMENT OF LEASE (this "Security Agreement"), dated as of May 28, 1999, is made by FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Trustee ("Grantor") under that certain Trust Agreement dated as of May 28, 1999, between Stratosphere Gaming Corp. and Grantor, in favor of HELLER FINANCIAL LEASING, INC., as Agent ("Agent") for the Lenders.
                                   WITNESSETH:

         WHEREAS, Grantor, Agent, Lenders, Guarantor and Stratosphere Gaming Corp., a Nevada corporation, as Lessee ("Lessee"), have entered into that certain Participation Agreement, dated as of May 28, 1999 (as amended, modified or supplemented from time to time, the "Participation Agreement"); and
         WHEREAS, concurrently herewith pursuant to the Participation Agreement,
(i) Grantor will obtain Loans from Lenders pursuant to the Loan Agreement, the proceeds of which will be used to provide funding for the purchase of certain items of Equipment, and (ii) Grantor, as lessor, and Lessee, as lessee, are entering into the Lease; and
         WHEREAS, it is a condition precedent to the consummation by Lenders of the transactions to be consummated on each Advance Date that Grantor execute and deliver this Security Agreement as security for Grantor's obligations under the Loan Agreement; and
         WHEREAS, it is in the best interests of Grantor that the transactions contemplated by the Operative Documents occur; and
         WHEREAS, Grantor has duly authorized the execution, delivery and performance of this Security Agreement;
         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lenders to enter into the transactions contemplated by the Operative Documents, Grantor
agrees as follows.                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
         "Collateral" is defined in Section 2.1.
         "Secured Obligations" is defined in Section 2.2.
         SECTION 1.2. Participation Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in Appendix 1 to the Participation Agreement.
         SECTION 1.3. UCC Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Security Agreement, including its preamble and recitals, with such meanings.
                                   ARTICLE II

                                SECURITY INTEREST

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                                                              SECURITY AGREEMENT

         SECTION 2.1. Grant of Security. Grantor hereby assigns and pledges to Agent, and hereby grants to Agent, for the benefit of Lenders, a security interest in and to all of the following, whether now existing or hereafter arising or acquired (the "Collateral"):
(I) ALL OF GRANTOR'S RIGHT, TITLE AND INTEREST IN, TO AND UNDER EACH ITEM OF EQUIPMENT;

(II) ALL OF GRANTOR'S RIGHT, TITLE AND INTEREST IN, TO AND UNDER EACH BILL OF SALE AND EACH CERTIFICATE OF ACCEPTANCE;

(III) ALL OF GRANTOR'S RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE PARTICIPATION AGREEMENT AND THE LEASE, INCLUDING THE SECURITY INTEREST GRANTED THEREUNDER IN FAVOR OF GRANTOR AND INCLUDING ALL RIGHTS TO RECEIVE PAYMENTS THEREUNDER (INCLUDING RENT) OTHER THAN EXCLUDED AMOUNTS;

(IV) ALL OF GRANTOR'S RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE GUARANTY, THE SECURITY DOCUMENTS AND THE OTHER OPERATIVE DOCUMENTS;

(V) ALL OF GRANTOR'S RIGHT, TITLE AND INTEREST IN, TO AND UNDER ANY AND ALL CONTRACTS NECESSARY TO OPERATE AND MAINTAIN THE EQUIPMENT, OR ANY PORTION THEREOF;

(VI) ALL BOOKS, RECORDS, WRITINGS, DATABASES, INFORMATION AND OTHER PROPERTY RELATING TO, USED OR USEFUL IN CONNECTION WITH, EVIDENCING, EMBODYING, INCORPORATING OR REFERRING TO, ANY OF THE FOREGOING; AND

(VII) ALL PRODUCTS, ACCESSIONS, RENTS, ISSUES, PROFITS, RETURNS, INCOME AND PROCEEDS OF AND FROM ANY AND ALL OF THE FOREGOING COLLATERAL (INCLUDING PROCEEDS WHICH CONSTITUTE PROPERTY OF THE TYPES DESCRIBED IN THE FOREGOING CLAUSES OF THIS SECTION 2.1, PROCEEDS DEPOSITED FROM TIME TO TIME IN ANY LOCKBOXES OF GRANTOR, AND, TO THE EXTENT NOT OTHERWISE INCLUDED, ALL PAYMENTS UNDER INSURANCE (WHETHER OR NOT AGENT IS THE LOSS PAYEE THEREOF), OR ANY INDEMNITY, WARRANTY OR GUARANTY PAYABLE BY REASON OF LOSS OR DAMAGE TO OR OTHERWISE WITH RESPECT TO ANY OF THE FOREGOING COLLATERAL).

         Grantor hereby assigns, transfers and conveys to Agent all payments (except Excluded Amounts) payable by Lessee under the Lease.
         SECTION 2.2. Security for Obligations. This Security Agreement secures the payment of all obligations of Grantor now or hereafter existing under the Notes, the Loan Agreement and any other Operative Document to which it is a party, whether for principal, interest, costs, fees, expenses or otherwise, and all other obligations of Grantor to Lenders howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereinafter existing or due or to become due (all such obligations being the "Secured Obligations").
         SECTION 2.3. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall
(A) REMAIN IN FULL FORCE AND EFFECT UNTIL THE PAYMENT IN FULL OF ALL SECURED OBLIGATIONS AND THE TERMINATION OF THE COMMITMENTS AND ANY OTHER COMMITMENTS OF LENDERS TO OR FOR THE BENEFIT OF GRANTOR;

(B)      BE BINDING UPON GRANTOR, ITS SUCCESSORS, TRANSFEREES AND ASSIGNS; AND

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(C)      INURE, TOGETHER WITH THE RIGHTS AND REMEDIES OF AGENT HEREUNDER, TO THE
BENEFIT OF AGENT AND ITS SUCCESSORS, TRANSFEREES AND ASSIGNS.

         Without limiting the generality of the foregoing clause (c), each transferee of a Note shall, upon such transfer, become vested with all the rights and benefits in respect thereof granted under any Operative Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer. Upon the payment in full and performance of all Secured Obligations and the termination of the Commitments, and any other commitments of Lenders to Grantor, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, Agent will, on behalf of Lenders and at Grantor's sole expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

         SECTION 2.4. Grantor Remains Liable. Anything herein to the contrary notwithstanding
(A)      GRANTOR SHALL REMAIN LIABLE UNDER THE CONTRACTS AND
AGREEMENTS INCLUDED IN THE COLLATERAL TO THE EXTENT SET FORTH THEREIN, AND SHALL PERFORM ALL OF ITS DUTIES AND OBLIGATIONS UNDER SUCH CONTRACTS AND AGREEMENTS TO THE SAME EXTENT AS IF THIS SECURITY AGREEMENT HAD NOT BEEN EXECUTED;

(B) THE EXERCISE BY AGENT OF ANY OF ITS RIGHTS HEREUNDER SHALL NOT RELEASE GRANTOR FROM ANY OF ITS DUTIES OR OBLIGATIONS UNDER ANY SUCH CONTRACTS OR AGREEMENTS INCLUDED IN THE COLLATERAL; AND

(C) AGENT SHALL NOT HAVE ANY OBLIGATION OR LIABILITY UNDER ANY SUCH CONTRACTS OR AGREEMENTS INCLUDED IN THE COLLATERAL BY REASON OF THIS SECURITY AGREEMENT, NOR SHALL AGENT BE OBLIGATED TO PERFORM ANY OF THE OBLIGATIONS OR DUTIES OF GRANTOR THEREUNDER OR TO TAKE ANY ACTION TO COLLECT OR ENFORCE ANY CLAIM FOR PAYMENT ASSIGNED HEREUNDER.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Representations and Warranties. Grantor represents and warrants unto Agent as set forth in this Article.
         SECTION 3.1.1. Ownership, No Liens, etc. Grantor owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement, Permitted Liens and Lessee's interest in the Lease.
         SECTION 3.1.2. Validity, etc. This Security Agreement creates a valid first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. The Assigned Agreements have been duly authorized, executed and delivered by the parties thereto, have not been amended or otherwise modified, are in full force and effect, and are binding upon and enforceable against the parties thereto in accordance with their terms.
         SECTION 3.1.3. Authorization, Approval, etc. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either


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                                                              SECURITY AGREEMENT

(A)      FOR THE GRANT BY GRANTOR OF THE SECURITY INTEREST GRANTED
HEREBY OR FOR THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS SECURITY AGREEMENT BY GRANTOR; OR

(B) FOR THE PERFECTION OF OR THE EXERCISE BY AGENT OF ITS RIGHTS AND REMEDIES HEREUNDER, EXCEPT FOR FILINGS SPECIFIED IN SCHEDULE IV TO THE PARTICIPATION AGREEMENT.

         SECTION 3.1.4. Compliance with Laws. Grantor is in compliance with all Applicable Law of every Governmental Authority, the non-compliance with which might have a material Adverse Effect.
                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1. Certain Covenants. Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid or Lenders shall have any outstanding Commitments to Grantor, subject to all Applicable Law, Agent may exercise, in its sole and absolute discretion, any and all rights and powers set forth in this Section.
         SECTION 4.1.1.  As to Collateral.
(A) AGENT MAY, AT THE EXPENSE OF GRANTOR, ENDEAVOR TO COLLECT, AS AND WHEN DUE, ALL AMOUNTS DUE WITH RESPECT TO ANY OF THE COLLATERAL. AGENT, AS ASSIGNEE HEREUNDER OF THE LEASE, MAY, AT ANY TIME, ENFORCE COLLECTION OF ANY OF THE COLLATERAL BY SUIT OR OTHERWISE AND SURRENDER, RELEASE, OR EXCHANGE ALL OR ANY PART THEREOF, OR COMPROMISE OR EXTEND OR RENEW FOR ANY PERIOD (WHETHER OR NOT LONGER THAN THE ORIGINAL PERIOD) ANY INDEBTEDNESS THEREUNDER OR EVIDENCED THEREBY,

(B) AGENT IS AUTHORIZED TO ENDORSE, IN THE NAME OF GRANTOR, ANY ITEM, HOWSOEVER RECEIVED BY AGENT, REPRESENTING ANY PAYMENT ON OR OTHER PROCEEDS OF ANY OF THE COLLATERAL.

(C) IF A LEASE DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING, THEN AGENT, AS ASSIGNEE HEREUNDER OF THE LEASE MAY DECLARE, IN ITS SOLE AND ABSOLUTE DISCRETION, A LEASE EVENT OF DEFAULT AND MAY, IN ITS SOLE AND ABSOLUTE DISCRETION, EXERCISE ANY OR ALL OF THE RIGHTS AND POWERS AND PURSUE ANY OR ALL OF THE REMEDIES OF LESSOR PURSUANT TO ARTICLE X OF THE LEASE.

         SECTION 4.1.2.  TRANSFERS AND OTHER LIENS.  GRANTOR SHALL NOT:
(A) SELL, ASSIGN (BY OPERATION OF LAW OR OTHERWISE) OR OTHERWISE DISPOSE OF ANY OF THE COLLATERAL;

(B) CANCEL OR TERMINATE THE ASSIGNED AGREEMENTS OR CONSENT TO OR ACCEPT ANY CANCELLATION OR TERMINATION THEREOF;

(C) AMEND OR OTHERWISE MODIFY THE ASSIGNED AGREEMENTS OR GIVE ANY CONSENT, WAIVER OR APPROVAL THEREUNDER, EXCEPT PURSUANT TO SECTION 9.8 OF THE PARTICIPATION AGREEMENT;

(D)      WAIVE ANY DEFAULT UNDER OR BREACH OF THE ASSIGNED AGREEMENTS;

(E)      CREATE OR SUFFER TO EXIST ANY LIEN OR OTHER CHARGE OR ENCUMBRANCE UPON
OR WITH

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RESPECT TO ANY OF THE COLLATERAL TO SECURE INDEBTEDNESS OF ANY PERSON OR
ENTITY, EXCEPT FOR THE SECURITY INTEREST CREATED BY THIS SECURITY AGREEMENT, PERMITTED LIENS OR LESSEE'S INTEREST IN THE LEASE; OR

(F) TAKE ANY OTHER ACTION IN CONNECTION WITH THE ASSIGNED AGREEMENTS WHICH WOULD IMPAIR THE VALUE OF THE INTEREST OR RIGHTS OF GRANTOR THEREUNDER OR WHICH WOULD IMPAIR THE INTEREST OR RIGHTS OF AGENT.

         SECTION 4.1.3. Further Assurances, etc. Grantor agrees that, from time to time and at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will:
(A) EXECUTE AND FILE OR RECORD SUCH INSTRUMENTS OR NOTICES AS MAY BE NECESSARY OR DESIRABLE, OR AS AGENT MAY REQUEST, IN ORDER TO PERFECT AND PRESERVE THE SECURITY INTERESTS AND OTHER RIGHTS GRANTED OR PURPORTED TO BE GRANTED TO AGENT HEREBY; AND

(B) FURNISH TO AGENT, FROM TIME TO TIME AT AGENT'S REQUEST, STATEMENTS AND SCHEDULES FURTHER IDENTIFYING AND DESCRIBING THE COLLATERAL AND SUCH OTHER REPORTS IN CONNECTION WITH THE COLLATERAL AS AGENT MAY REASONABLY REQUEST, ALL IN REASONABLE DETAIL.

                                    ARTICLE V

                                      AGENT

         SECTION 5.1. Agent Appointed Attorney-in-Fact. Subject to all Applicable Law, Grantor hereby irrevocably appoints Agent as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in Agent's discretion, after the occurrence of a Loan Event of Default (subject to Section 6.2 of the Loan Agreement) to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:
(A) TO ASK, DEMAND, COLLECT, SUE FOR, RECOVER, COMPROMISE, RECEIVE AND GIVE ACQUITTANCE AND RECEIPTS FOR MONEYS DUE AND TO BECOME DUE UNDER OR IN RESPECT OF ANY OF THE COLLATERAL;

(B) TO RECEIVE, ENDORSE, AND COLLECT ANY DRAFTS OR OTHER INSTRUMENTS, DOCUMENTS AND CHATTEL PAPER, IN CONNECTION WITH CLAUSE (A) ABOVE;

(C) TO FILE ANY CLAIMS OR TAKE ANY ACTION OR INSTITUTE ANY PROCEEDINGS WHICH AGENT MAY DEEM NECESSARY OR DESIRABLE FOR THE COLLECTION OF ANY OF THE COLLATERAL OR OTHERWISE TO ENFORCE THE RIGHTS OF AGENT WITH RESPECT TO ANY OF THE COLLATERAL; AND

(D) TO PERFORM THE AFFIRMATIVE OBLIGATIONS OF GRANTOR HEREUNDER (INCLUDING ALL OBLIGATIONS OF GRANTOR PURSUANT TO SECTION 4.1.3).





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         Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION 5.2. Agent May Perform. If Grantor fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the expenses of Agent incurred in connection therewith shall be payable by Grantor pursuant to Section 6.2.
         SECTION 5.3. Agent Has No Duty. In addition to, and not in limitation of, Section 2.4, the powers conferred on Agent hereunder are solely to protect Agent's interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for the reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.
         SECTION 5.4. Reasonable Care. Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, that Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Loan Event of Default, but failure of Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.
                                   ARTICLE VI

                                    REMEDIES

         SECTION 6.1. Certain Remedies. If any Loan Event of Default shall have occurred and be continuing, subject to all Applicable Law:
(A) AGENT MAY EXERCISE IN RESPECT OF THE COLLATERAL, IN ADDITION TO OTHER RIGHTS AND REMEDIES PROVIDED FOR HEREIN OR OTHERWISE AVAILABLE TO IT, ALL THE RIGHTS AND REMEDIES OF A SECURED PARTY ON DEFAULT UNDER THE UCC (WHETHER OR NOT THE UCC APPLIES TO THE AFFECTED COLLATERAL), AND ALSO MAY EXERCISE ANY AND ALL RIGHTS AND REMEDIES OF GRANTOR UNDER OR IN CONNECTION WITH THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL RIGHTS OF GRANTOR TO DEMAND OR OTHERWISE REQUIRE PAYMENT OF ANY AMOUNT UNDER, OR PERFORMANCE OF ANY PROVISION OF, THE ASSIGNED AGREEMENTS. GRANTOR AGREES THAT, TO THE EXTENT NOTICE OF SALE SHALL BE REQUIRED BY LAW, AT LEAST 10 DAYS' PRIOR NOTICE TO GRANTOR OF THE TIME AND PLACE OF ANY PUBLIC SALE OR THE TIME AFTER WHICH ANY PRIVATE SALE IS TO BE MADE SHALL CONSTITUTE REASONABLE NOTIFICATION. AGENT SHALL NOT BE OBLIGATED TO MAKE ANY SALE OF COLLATERAL REGARDLESS OF WHETHER NOTICE OF SALE HAS BEEN GIVEN. AGENT MAY ADJOURN ANY PUBLIC OR PRIVATE SALE FROM TIME TO TIME BY ANNOUNCEMENT AT THE TIME AND PLACE FIXED THEREFOR, AND SUCH SALE MAY, WITHOUT FURTHER NOTICE, BE MADE AT THE TIME AND PLACE TO WHICH IT WAS SO ADJOURNED.

(B) ALL PAYMENTS RECEIVED BY GRANTOR UNDER OR IN CONNECTION WITH THE ASSIGNED AGREEMENTS OR OTHERWISE IN RESPECT OF THE COLLATERAL SHALL BE RECEIVED IN TRUST FOR THE BENEFIT OF AGENT, SHALL BE SEGREGATED FROM OTHER FUNDS OF GRANTOR, AND SHALL BE FORTHWITH PAID OVER TO AGENT IN THE SAME FORM AS SO RECEIVED (WITH ANY NECESSARY ENDORSEMENT).




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(C)      ALL CASH PROCEEDS RECEIVED BY AGENT IN RESPECT OF ANY SALE OF,
COLLECTION FROM, OR OTHER REALIZATION UPON ALL OR ANY PART OF THE COLLATERAL MAY, IN THE DISCRETION OF AGENT, BE HELD BY AGENT AS COLLATERAL FOR, AND/OR THEN OR AT ANY TIME THEREAFTER APPLIED (AFTER PAYMENT OF ANY AMOUNTS PAYABLE TO AGENT PURSUANT TO SECTION 6.2) IN WHOLE OR IN PART BY AGENT AGAINST, ALL OR ANY PART OF THE SECURED OBLIGATIONS IN SUCH ORDER AS AGENT SHALL ELECT. ANY SURPLUS OF SUCH CASH OR DASH PROCEEDS HELD BY AGENT AND REMAINING AFTER PAYMENT IN FULL OF ALL THE SECURED OBLIGATIONS SHALL BE PAID OVER TO GRANTOR OR TO WHOMSOEVER MAY BE LAWFULLY ENTITLED TO RECEIVE SUCH SURPLUS.

         SECTION 6.2.  Indemnity and Expenses.
(A) GRANTOR AGREES TO INDEMNIFY AGENT FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES AND LIABILITIES ARISING OUT OF OR RESULTING FROM THIS SECURITY AGREEMENT (INCLUDING, WITHOUT LIMITATION, ENFORCEMENT OF THIS SECURITY AGREEMENT), EXCEPT CLAIMS, LOSSES OR LIABILITIES RESULTING FROM AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

(B) GRANTOR WILL UPON DEMAND PAY TO AGENT THE AMOUNT OF ANY AND ALL REASONABLE EXPENSES, INCLUDING THE REASONABLE FEES AND DISBURSEMENTS OF ITS COUNSEL AND OF ANY EXPERTS AND AGENTS, WHICH AGENT MAY INCUR IN CONNECTION WITH

                  (I)      THE ADMINISTRATION OF THIS SECURITY AGREEMENT,

                  (II) THE CUSTODY, PRESERVATION, USE OR OPERATION OF, OR THE SALE OF, COLLECTION FROM, OR OTHER REALIZATION UPON, ANY OF THE COLLATERAL,

                  (III) THE EXERCISE OR ENFORCEMENT OF ANY OF THE RIGHTS OF AGENT HEREUNDER OR

                  (IV) THE FAILURE BY GRANTOR TO PERFORM OR OBSERVE ANY OF THE PROVISIONS HEREOF.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.1. Operative Document. This Security Agreement is an Operative Document executed pursuant to the Participation Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
         SECTION 7.2. Amendments; etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then, such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
         SECTION 7.3. Addresses for Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be delivered in accordance with, and shall be deemed to have been given as provided in, Section 9.3 of the Participation Agreement.







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         SECTION 7.4.  Section Captions.  Section captions used in this Security
Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.
         SECTION 7.5. Severability. Wherever possible, each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.
         SECTION 7.6. Counterparts. This Security Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement.
         SECTION 7.7. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF,
EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEVADA. THIS SECURITY AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

                            [signature page follows]









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         IN WITNESS WHEREOF, Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                            FIRST SECURITY TRUST COMPANY OF
                                            NEVADA, not in its individual
                                            capacity but solely as Trustee under
                                            the Trust Agreement




                                            By:______________________________
                                            Name:
                                            Title:






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                                                              SECURITY AGREEMENT

                                            HELLER FINANCIAL LEASING, INC., as
                                            Agent under the Participation
                                            Agreement


                                            By:______________________________
                                            Name:
                                            Title:














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